Elizabeth Gioia Vice President, Corporate Counsel
One Corporate Drive Shelton, CT 06484-6208 Tel 203 402-1624 elizabeth.gioia@prudential.com

September 15, 2022

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:    Pruco Life Insurance Company of New Jersey Flexible Premium Variable Annuity Account
    File No. 811-07975

Members of the Commission:

On behalf of Pruco Life Insurance Company of New Jersey and Pruco Life Insurance Company of New Jersey Flexible Premium Variable Annuity Account, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the semi-annual reports for the following underlying funds for the period ended June 30, 2022, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
AB Variable Products Series Fund, Inc.	811-05398
Advanced Series Trust	811-05186
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Allspring Variable Trust	811-09255
American Century Variable Portfolios, Inc.	811-05188
American Funds Insurance Series	811-03857
BlackRock Variable Series Funds, Inc .	811-03290
Davis Variable Account Fund, Inc.	811-09293
DFA Investment Dimensions Group Inc.	811-03258
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Variable Insurance Products Fund III	811-07205
Variable Insurance Products Fund IV	811-03759
Variable Insurance Products Fund V	811-05361
Franklin Templeton Variable Insurance Products Trust	811-05583
Janus Aspen Series	811-07736
JPMorgan Insurance Trust	811-07874
Legg Mason Partners Variable Equity Trust	811-21128
Legg Mason Partners Variable Income Trust	811-06310

Fund Company	1940 Act Registration No.
MFS Variable Insurance Trust	811-08326
MFS Variable Insurance Trust II	811-03732
Nationwide Variable Insurance Trust	811-03213
ProFunds	811-08239
The Prudential Series Fund	811-03623
T. Rowe Price Equity Series, Inc.	811-07143
T. Rowe Price International Series, Inc.	811-07145
Vanguard Variable Insurance Funds	811-05962

Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every contract offered by the Registrant. We understand that the funds have filed or will file these reports with the Commission.

Please call me at (203) 402-1624 if you have any questions.

Very truly yours,

/s/Elizabeth Gioia
Elizabeth Gioia
Vice President, Corporate Counsel